UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008
CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33492 (Commission File Number)	61-1512186 (I.R.S. Employer Identification Number)

2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479

(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 10, 2008, CVR Energy, Inc. (the “Company”) issued a press release announcing information regarding its results of operations and financial condition for the quarter ended December 31, 2007, a copy of which is attached as Exhibit 99.1.
     The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
     To supplement the Company’s consolidated financial statements presented in accordance with GAAP, the Company uses a non-GAAP measure of Net income adjusted for unrealized gain or loss from Cash Flow Swap, which is adjusted from results based on GAAP. In managing the Company’s business and assessing its growth and profitability from a strategic and financial planning perspective, the Company’s management and board of directors considers the Company’s U.S. GAAP net income results as well as Net income adjusted for unrealized gain or loss from Cash Flow Swap. The Company believes that Net income adjusted for unrealized gain or loss from Cash Flow Swap enhances the understanding of the Company’s results of operations by highlighting income attributable to its ongoing operating performance exclusive of charges and income resulting from mark to market adjustments that are not necessarily indicative of the performance of the Company’s underlying business and its industry. Net income adjusted for unrealized gain or loss from Cash Flow Swap is not a recognized term under GAAP and should not be substituted for net income as a measure of the Company’s performance but instead should be utilized as a supplemental measure of financial performance or liquidity in evaluating the Company’s business.
Item 9.01. Financial Statements and Exhibits.
99.1	Press release, dated March 10, 2008 issued by CVR Energy, Inc. pertaining to its results of operations and financial condition for the quarter ended December 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: March 11, 2008

CVR ENERGY, INC.

By:	/s/ Edmund S. Gross

Edmund S. Gross
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press release, dated March 10, 2008 issued by CVR Energy, Inc. pertaining to its results of operations and financial condition for the quarter ended December 31, 2007.